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Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                            Apr 30, 2000
Current Due Period Ending                             May 31, 2000
Prior Distribution Date                               May 12, 2000
Distribution Date                                     Jun 14, 2000


Beginning Trust Principal Receivables             3,585,662,165.33
Average Principal Receivables                     4,239,012,155.99
FC&A Collections (Includes Recoveries)               69,585,368.69
Principal Collections                               133,408,417.36
Additional Balances                                  54,678,732.34
Net Principal Collections                            78,729,685.02
Defaulted Amount                                     29,002,940.20
Miscellaneous Payments                                        0.00
Principal Recoveries                                  1,862,795.00

Beginning Participation Invested Amount             272,081,942.58
Beginning Participation Unpaid Principal Balance    272,081,942.58
Ending Participation Invested Amount                265,167,099.95
Ending Participation Unpaid Principal Balance       265,167,099.95

Accelerated Amortization Date                         Feb 28, 2001
Is it the Accelerated Amortization Period?  0=No                 0

OC Balance as % of Ending Participation Invested            9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                    0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                   272,081,942.58
Numerator for Fixed Allocation                      279,679,119.37
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Applicable Allocation Percentage                           6.4185%
Investor FC&A Collections                             4,466,352.44

Series Participation Interest Default Amount
Numerator for Floating Allocation                   272,081,942.58
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Floating Allocation Percentage                             6.4185%
Series Participation Interest Default Amount          1,861,560.20


Principal Allocation Components
Numerator for Floating Allocation                   272,081,942.58
Numerator for Fixed Allocation                      279,679,119.37
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)

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


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through             7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                 7.5000%
(c) Rate Sufficient to Cover Interest, Yield and           6.1086%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid            272,081,942.58
Principal Balance
(e) Actual days in the Interest Period                          33
Series Participation Monthly Interest, [a*d*e]        1,870,563.36

Series Participation Interest Interest Shortfall              0.00
Previous Series Participation Interest Interest               0.00
Shortfall

Additional Interest                                           0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]     6,914,842.63

(a) Investor Principal Collections, [Max(b,h) or      5,053,282.43
e]
(b) prior to Accelerated Amort. Date or not Early 5,053,282.43 Amort. Period, [c*d]
(c) Floating Allocation Percentage                         6.4185%
(d) Net Principal Collections                        78,729,685.02
(e) after Accelerated Amort Date or Early Amort       8,801,944.25
Period, [f*g]
(f) Fixed Allocation Percentage                            6.5977%
(g) Collections of Principal
                                                    133,408,417.36

(h) Minimum Principal Amount, [Min(i,l)]              3,035,914.77
(i)  Floating Allocation Percentage of Principal      8,562,849.08
Collections
(j)  1.8% of the Series Participation Interest        4,897,474.97
Invested Amount
(k) Series Participation Interest Net Default         1,861,560.20
Payment Amount
(l)  the excess of (j) over (k)                       3,035,914.77

(m) Series Participation Interest Net Default         1,861,560.20
Payment Amount

(n) Optional Repurchase Amount (principal only)               0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections       4,466,352.44
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                   0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                 0.00
than HFC
Series Participation Interest Monthly Interest        1,870,563.36
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall               0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                        0.00
Series Participation Interest Default Amount          1,861,560.20
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-              0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                    453,469.90
Excess [Sec. 4.11(a)(vi)]                               280,758.98

Series Participation Investor Charge Off [Sec.                0.00
4.12(a)]

Seller's Interest
                                                  1,469,928,117.17
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


Household Consumer Loan Trust, 1996-1
Series 1996-1  Owner Trust

Calculations
Due Period Ending                    May 31, 2000

Payment Date                         Jun 15, 2000



Calculation of Interest Expense



Index (LIBOR)                           6.522500%

Accrual end date,            Jun 15, 2000
accrual beginning date       May 15, 2000
and days in Interest Period            31


                                       Class A   Class B   Certificates       Overcoll
                                                                               Amount

Beginning Unpaid Principal Balance  141,424,344  95,228,680  9,522,868        25,906,051

Previously unpaid interest/yield              0           0           0

Spread to index                           0.22%        0.60%       1.00%

Rate (capped at 13%, 15%, 16%)        6.742500%    7.122500%   7.522500%

Interest/Yield  Payable on the          821,116      584,063       61,686
Principal Balance

Interest on previously unpaid                 0            0            0
interest/yield

Interest/Yield Due                       821,116      584,063       61,686

Interest/Yield Paid                      821,116      584,063       61,686



Summary



Beginning Security Balance            141,424,344  95,228,680    9,522,868    25,906,051

Beginning Adjusted Balance            141,424,344  95,228,680    9,522,868

Principal Paid                          3,594,135   2,420,195      242,020       715,177

Ending Security Balance               137,830,208  92,808,485    9,280,848    25,247,558

Ending Adjusted Balance               137,830,208  92,808,485    9,280,848

Ending Certificate Balance as %                                                         0
Participation Interest Invested
Amount

Targeted Balance                      137,886,892  92,808,485    9,280,848

Minimum Adjusted Balance                           49,000,000    4,900,000    13,300,000

Certificate Minimum Balance                                                      8,035,624

Ending OC Amount as Holdback                                                    25,247,558
Amount

Ending OC Amount as Accelerated                                                          0
Prin Pmts


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


Beginning Net Charge offs                       0           0            0               0

Reversals                                       0           0            0               0

Charge offs                                     0           0            0               0

Ending Net Charge Offs                          0           0            0               0



Interest/Yield Paid per $1000          $1.2862087  $4.2868668   $2.4233152

Principal Paid per $1000               $5.6299114  $17.7635972   $9.5076047

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



Series 1996-1  Owner Trust Calculations
Due Period                                               May 2000
Payment Date                                         Jun 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         6,914,842.63
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           56,683.74

Series Participation Interest Monthly Interest       1,870,563.36

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              821,115.63
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              584,062.62
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          61,686.36
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.    3,537,451.69
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          2,420,194.91
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        242,019.50
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            715,176.53
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               56,683.74


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              347,015.01
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        715,176.53
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            56,683.74
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        658,492.79
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             2,427.86
